EXHIBIT 32

                                  CERTIFICATION
                                       OF
                           PRINCIPAL EXECUTIVE OFFICER
                                       AND
                           PRINCIPAL FINANCIAL OFFICER
                           PURSUANT TO 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      I, Albert H. Pleus, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2003, that the Quarterly Report on Form 10-QSB of a21, Inc. for the quarter ended March 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of a21, Inc.


      I, Haim Ariav, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-QSB of a21, Inc. for the quarter ended March 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of a21, Inc.


By: /s/ Albert H. Pleus
   --------------------
   Albert H. Pleus
   Chairman and Principal Financial Officer


By: /s/ Haim Ariav
   ---------------
   Haim Ariav
   President and Principal Executive Officer


Date: May 24, 2004